UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005

COASTAL CARIBBEAN OILS & MINERALS, LTD
(Exact name of company as specified in its charter)

BERMUDA	1-4668	NONE
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street
	Hamilton HM DX, Bermuda	NONE
	(Address of principal executive offices)	(Zip Code)

(850) 653-9165
Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c) under the Exchange Act (17 CFR 240.13e-4c))

TABLE OF CONTENTS

ITEM 4.01	Changes in Company’s Certifying Accountant

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

ITEM 9.01	Financial Statements and Exhibits

SIGNATURE PAGE

EXHIBIT INDEX

Ex - 16	Letter from James Moore & Company, P.L. to the Securities and Exchange Commission dated August 18, 2005.

Item 4.01	Changes in Company’s Certifying Accountant.

          Previous Independent Accountants

          On August 18, 2005 James Moore & Co., P.L. (“James Moore”) resigned as Coastal Carribean Oils & Minerals, Ltd.’s (the “Company”) independent auditors. James Moore’s decision to resign was not recommended or approved by the Company’s board of directors or any committee thereof.

          The reports of James Moore on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, but did contain an explanatory paragraph for an uncertainty regarding the Company’s ability to continue as a going concern.

          In connection with the audits of the Company’s financial statements for the past two fiscal years ended December 31, 2004 and in the subsequent interim periods, there were no disagreements with James Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to James Moore’s satisfaction, would have caused James Moore to make reference to the matter in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested James Moore to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter, dated August 18, 2005 is filed as Exhibit 16 to this Form 8-K.

          The Company has retained James Moore to provide the Company and it Subsidiary with ongoing accounting and tax services

          New Independent Accountants

          On August 18, 2005, Baumann, Raymondo & Company, P.A. (“New Accountant”) was retained as the Company’s independent auditors. Baumann, Raymondo & Company, P.A. is registered with the Public Company Accounting Oversight Board (“PCAOB”), and is located in Tampa, Florida.

          During the Company’s two most recent fiscal years and the subsequent interim period(s) prior to engaging the New Accountant, neither the Company nor anyone acting on behalf of the Company consulted the New Accountant regarding (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(A)(1)(v) of Regulation S-K). In addition, during the Company’s two most recent fiscal years and the subsequent interim period(s) prior to engaging the New Accountant, no written report was provided by the New Accountant to the Company and no oral advice was provided that the New Accountant concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue.

Item 5.02	Departure of Directors or Principal Others; Election of Directors; Appointment of Principal Officers.

b.	Departure of Principal Officers

The Company’s Chief Financial Officer, Kenneth M. Cornell, resigned effective August 18, 2005.

c.	New Principal Executive Officer

          The Company appointed its current President and Chief Executive Officer Phillip W. Ware to the position of Principal Accounting Officer, effective August 18, 2005. Mr. Ware is a geologist. He is 55 years old and has served as President of the Company’s wholly-owned subsidiary, Coastal Petroleum Company and as a vice-president and director of the Company since 1985. He has served as President of the Company since March 1, 2003. Mr. Ware is not related to any other executive officer, or director of the Company, nor is there any arrangement or understanding between Mr. Ware and any other person pursuant to which he was selected as an officer. The Company does not have an employment agreement with Mr. Ware.

Item 9.01	Financial Statements and Exhibits.

c.	Exhibits

	Exhibit No.	Exhibit

	16	Letter from James Moore & Company, P.L. to the Securities and Exchange Commission dated August 18, 2005.

FORM 8-K

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly organized.

COASTAL CARIBBEAN OILS &
MINERALS, LTD.

	By:	/s/ Phillip W. Ware

President, Chief Executive Officer and Principal Accounting Officer

Date: August 18, 2005

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from James Moore & Company, P.L. to the Securities and Exchange Commission dated August 18, 2005.

August 18, 2005

Securities and Exchange Commission 450 5th Street NW Washington, DC 20549

RE: Form 8-K to be filed August 19, 2005 Coastal Caribbean Oils & Minerals, Ltd. Commission File No. 1-4668

Dear Sirs:

Please be advised that we have been provided with a copy of Form 8-K, which the Registrant, Coastal Caribbean Oils & Minerals, Ltd., has stated that it intends to file on August 19, 2005. We agree with the statements made in the Form 8-K. We consent to the filing of this letter as an exhibit to said Form 8-K.

JAMES MOORE & CO., P.L.

RNS/dh

620 N.W. 16th Avenue	2473 Care Drive	121 Executive Circle
P.O.Box 1616	Suite 2	Daytona Beach, FL 32114-1180
Gainesville, FL 32602-1616	Tallahassee, FL 32308-4580	Telephone: 386/257-4100
Telephone: 352/378-1331	Telephone: 850/386-6184	Fax: 386/255-3261
Fax: 352/372-3741	Fax: 850/422-2074	dab@jmco.com
gnv@jmco.com	tlh@jmco.com

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